UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

SENMIAO TECHNOLOGY LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +86 28 61554399

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 8, 2018, Senmiao Technology Limited (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at its principal executive offices. Of the 25,879,400 shares entitled to notice of and to vote at the Annual Meeting, 24,236,797 shares (or 93.65% of the total shares) of common stock of the Company were represented at the Annual Meeting. Set forth below are the proposals of matters acted upon by the stockholders at the Annual Meeting and the final voting results of each such proposal.

PROPOSAL 1 ELECTION OF DIRECTORS

Stockholders were asked to consider and vote upon the election of Xi Wen (Chairman), Trent D. Davis, Xiaojuan Lin, Sichun Wang and Jie Gao to serve as directors of the Company, each to hold office until the 2019 annual meeting of stockholders or until their successors are elected and qualified or until their earlier deaths, resignations or removals. The voting results are as follows:

	For	Against	Withheld	Broker Non-Votes
Xi Wen	22,569,241	0	211	1,667,345
Trent D. Davis	22,569,241	0	211	1,667,345
Xiaojuan Lin	22,569,241	0	211	1,667,345
Sichun Wang	22,569,241	0	211	1,667,345
Jie Gao	22,569,241	0	211	1,667,345

PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING MARCH 31, 2019

Stockholders were asked to consider and vote upon a proposal to ratify the appointment by the Audit Committee of the Board of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2019. The voting results are as follows:

For	Against	Abstain
24,236,786	11	0

PROPOSAL 3 APPROVAL AND ADOPTION OF THE 2018 EQUITY INCENTIVE PLAN

Stockholders were asked to consider and vote upon a proposal to approve and adopt the 2018 Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
22,569,241	211	0	1,667,345

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Senmiao Technology Limited 2018 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENMIAO TECHNOLOGY LIMITED

Dated: November 13, 2018	/s/ Xi Wen
	Name:	Xi Wen
	Title:	Chief Executive Officer, President and Chairman of the Board